UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): March 26, 2013

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	December ‘12	January ‘13	February ‘13
Process Management	0 to +5	+5 to +10	+5 to +10
Industrial Automation	-10 to -5	-10 to -5	-10 to -5
Network Power	-5 to 0	-5 to 0	-10 to -5
Climate Technologies	+5	+10 to +15	+5 to +10
Commercial & Residential Solutions	+5 to +10	0 to +5	0 to +5
Total Emerson	0	0 to +5	0

February 2013 Orders Comments:

Trailing three-month orders reflected mixed trends among businesses and geographies, as growth in some end markets and sluggish business investment in others suggest an overall cautious and slow global economy struggling to gain momentum. In particular, the economic environment in Europe remains severely depressed, with weakness persisting longer than expected. Strength in Process Management and Climate Technologies was offset by weakness in Industrial Automation and the embedded computing and power business in Network Power. Currency translation had a negligible impact.

Process Management orders growth benefited from continued investment in the oil and gas, chemical, and power industries. Growth was led by broad strength in Asia and Latin America, with particularly favorable conditions in Mexico. Europe demand increased from improved energy investment. Order trends in the U.S. and Middle East/Africa reflected slower investment environments.

Order trends remained under pressure in Industrial Automation, as weak demand continued for industrial goods. The decline was most severe in the power generating alternators and industrial motors business, particularly in Europe.

Network Power orders declined due to weakness in the embedded computing and power business, reflecting volatile demand by mobile device customers. Underlying orders reflected mixed but flat demand overall in the network power systems business, as strength in telecommunications power systems was offset by continued weakness in Europe.

Climate Technologies orders growth remained strong, particularly in Asia and U.S. residential air conditioning end markets. Inconsistent order patterns in Europe reflected continued economic weakness in the region, and global refrigeration demand remained soft, particularly in the transportation business.

Commercial & Residential Solutions order trends reflected continued growth in U.S. residential end markets, led by the residential storage and wet/dry vacuums businesses.

Upcoming Investor Events

On Tuesday, May 7, 2013, Emerson will report second quarter 2013 results. Management will discuss the results during a conference call at 2:00 p.m. ET the same day. Interested parties may listen to the live conference call via the Internet by visiting Emerson's website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will remain available for approximately three months.

On Monday, May 20, 2013, Emerson Chairman and Chief Executive Officer David N. Farr will present at the Electrical Products Group Conference in Longboat Key, Florida, at 10:45 a.m. ET. The presentation will be posted on Emerson's website at www.Emerson.com/financial at the time of the event and remain available for approximately three months.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	March 26, 2013	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary